Supplement Dated September 15, 1998
              To the Prospectus of the AAL Variable Life Account I
                             Dated September 1, 1998

The following information replace the current text under the heading "FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE" on pages 24, 25, 28 and 29.

Illustration of Death Benefits, Cash Values and Surrender Values Based on Maximum Charges